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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (date of earliest event reported) September 2, 1998

                        Commission file number 0-23975

                             NIAGARA BANCORP, INC.
            (exact name of registrant as specified in its charter)

                    DELAWARE                               16-1545669
                    --------                               ----------
(State or other jurisdiction of incorporation           (I.R.S. Employer
                 or organization)                      Identification No.)


6950 SOUTH TRANSIT ROAD, P.O. BOX 514, LOCKPORT, NY        14095-0514
---------------------------------------------------        ----------
     (Address of principal executive offices)              (Zip Code)

                                (716) 625-7500
                                --------------
             (Registrant's telephone number, including area code)



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ITEM 5. Other Events.

Attached hereto as an exhibit is a copy of a press release disclosing Lockport Savings Bank's agreement to acquire Warren-Hoffman & Associates insurance agency.

ITEM 7. Financial Statements, Pro Forma Financial Information, and Exhibits

(c) The following exhibit is filed herewith.

   EXHIBIT NO.          DESCRIPTION:

       99.1             Press release dated September 2, 1998, of
                        Lockport Savings Bank

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NIAGARA BANCORP, INC.


Date:  September 14, 1998           By: /s/ William E. Swan
                                        --------------------------------
                                        William E. Swan
                                        President and Chief Executive Officer


Date:  September 14, 1998           By: /s/ Paul J. Kolkmeyer
                                        --------------------------------
                                        Paul J. Kolkmeyer
                                        Executive Vice President and Chief
                                           Financial Officer

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                                 EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION:

   99.1         Press release dated September 2, 1998, of Lockport Savings Bank